DELAWARE GROUP FOUNDATION FUNDS®

Delaware Foundation® Moderate Allocation Fund

Supplement to the Fund’s Class A, Class B, Class C and Class R
Statutory Prospectus dated January 28, 2012 (the “Prospectus”)

1. The following replaces the fees and expenses table found in the Prospectus under “What are the Fund’s fees and expenses?”.

Shareholder fees (fees paid directly from your investment)

Class	A	B	C	R
Maximum sales charge (load) imposed on purchases as a percentage
of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of
original purchase price or redemption price, whichever is lower	none	4.00%[1]	1.00%[1]	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	R
Management fees	0.65%	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.27%[2]	1.00%	1.00%	0.60%
Other expenses	0.36%	0.36%	0.36%	0.36%
Acquired fund fees and expenses	0.00%[3]	0.00%[3]	0.00%[3]	0.00%[3]
Total annual fund operating expenses	1.28%	2.01%	2.01%	1.61%
Fee waivers and expense reimbursements	(0.15%)[2]	(0.11%)[2]	(0.11%)[2]	(0.21%)[2]
Total annual fund operating expenses after fee waivers and expense
reimbursements	1.13%	1.90%	1.90%	1.40%
[1]	If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge (CDSC) of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter. Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

[2]	The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% of the Fund’s average daily net assets from January 27, 2012 through January 28, 2013. In addition, the Fund’s distributor, Delaware Distributors, L.P. (Distributor), has also contracted to limit the Fund’s Class A and Class R shares’ 12b-1 fees from January 27, 2012 through January 28, 2013 to no more than 0.25% and 0.50% of their respective average daily net assets. These waivers and reimbursements may only be terminated by agreement of the Manager or the Distributor, as applicable, and the Fund. Additionally, the Fund’s Class A shares are subject to a blended 12b-1 fee (before fee waivers) of 0.10% on all shares acquired prior to June 1, 1992 and 0.30% on all shares acquired on or after June 1, 1992.

[3]	Acquired fund fees and expenses are not reflected in the financial highlights or audited financial statements.

2. The following replaces the example table found in the Prospectus under “Example”.

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

		(if not		(if not
		redeemed)		redeemed)
Class	A	B	B	C	C	R
1 year	$684	$193	$593	$193	$293	$143
3 years	$944	$620	$895	$620	$620	$488
5 years	$1,223	$1,073	$1,298	$1,073	$1,073	$856
10 years	$2,019	$2,141	$2,141	$2,329	$2,329	$1,893

3. The following replaces the average annual total return table found in the Prospectus under “How has Delaware Foundation® Moderate Allocation Fund performed?”.

Average annual total returns for periods ended December 31, 2011

			10 years or
	1 year	5 years	lifetime
Class A return before taxes	-5.65%	1.72%	4.35%
Class A return after taxes on distributions	-6.14%	1.06%	3.79%
Class A return after taxes on distributions and sale of Fund shares	-3.46%	1.17%	3.51%
Class B return before taxes	-4.62%	1.70%	4.33%
Class C return before taxes	-1.68%	2.11%	4.18%
Class R return before taxes (lifetime: 06/02/03-12/31/11)	-0.29%	2.61%	5.63%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	2.92%
Barclays U.S. Aggregate Index (reflects no deduction for fees, expenses,
or taxes)	7.84%	6.50%	5.78%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Please keep this Supplement for future reference.

This Supplement is dated May 29, 2012.

Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.